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                                                                    Exhibit 99-C

                    Certification of Chief Financial Officer
                                   Pursuant to
                              U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of The Sarbanes-Oxley Act of 2002

I, Jeffery P. Howells, Executive Vice President and Chief Financial Officer of Tech Data Corporation ("Tech Data"), do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i) Tech Data's Annual Report on Form 10-K for the fiscal year ended January 31, 2003, (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tech Data.

Dated: April 24, 2003

                                                    /s/ Jeffery P. Howells
                                              ----------------------------------
                                                       Jeffery P. Howells
                                                  Executive Vice President and
                                                     Chief Financial Officer